                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

In connection  with the Quarterly Report of Form 10-Q for the period ended March
31, 2006 (the "Report") filed by Everlast Worldwide Inc., a Delaware corporation
(the "Company") with the Securities and Exchange  Commission,  the  undersigned,
Seth  Horowitz,  Chief  Executive  Officer  of,  does  hereby  certify,  to  his knowledge,  that pursuant to 18 U.S.C.  ss. 1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the
Securities  Exchange Act of 1934, as amended,  and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                                 /s/ Seth Horowitz
                                                 -------------------------------
                                                 Seth Horowitz
                                                 Chief Executive Officer
                                                 May 5, 2006

A signed  original of this  written  statement  required by Section 906 has been provided to Everlast  Worldwide Inc. and will be retained by Everlast  Worldwide
Inc and furnished to the  Securities  and Exchange  Commission or its staff upon request.